SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
SEPTEMBER 18, 2002

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)

8 Perimeter Center East Suite 8050 Atlanta, GA 30346	770-901-9020 (Registrant’s Telephone Number Including area code)
(Address of Principal Executive Offices) (Zip Code)

ITEM 5.     OTHER EVENTS

On September 18, 2002, Jameson Inns, Inc. issued a press release announcing the declaration of the second quarter dividends on its two series of preferred shares. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing Preferred Dividends for Third Quarter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC

By:	Craig R. Kitchin
/ s / Craig R. Kitchin
Its: President & Chief Financial Officer
Dated as of September 18, 2002